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                                                                   Exhibit 10.11

                                    AMENDMENT
                                     TO THE
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                               FOSTER WHEELER LTD.
                                       AND
                              RAYMOND J. MILCHOVICH


         THIS AMENDMENT is made and entered into this 23rd day of January, 2003 to the Employment Agreement between Foster Wheeler Ltd. ("Foster Wheeler") and Raymond J. Milchovich (the "Executive") dated October 21, 2001 (the "Employment Agreement").

W I T N E S S E T H:
--------------------

         WHEREAS, Foster Wheeler and the Executive heretofore entered into the Employment Agreement; and

         WHEREAS, Section 10.6 of the Employment Agreement provides that the Employment Agreement may be amended by a written instrument executed by both parties; and

         WHEREAS, Foster Wheeler and the Executive mutually agree to amend the Employment Agreement as provided herein below;

         NOW, THEREFORE, Foster Wheeler and the Executive mutually agree to amend the Employment Agreement effective as of the date first above written as follows:

         1. Exhibit C to the Employment Agreement shall be revised in its entirety to read as follows:

             REVISED EXHIBIT C

         (a) The original EXHIBIT C to this Employment Agreement shall be superseded in all respects by this REVISED EXHIBIT C.

             In accordance with this REVISED EXHIBIT C, as soon as practicable, but in no event later than February 15, 2003, the Company shall:

             (1) Terminate the current letter of credit arrangement currently utilized by the Company to fund Executive's SERP benefit pursuant to the original EXHIBIT C.

             (2) Prior to the termination of the current letter of credit,
                 Executive may draw under such letter of credit, in a single lump sum payment, the amount


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                 of $1,082,500, less all applicable withholding taxes determined by the Company, representing the SERP amount earned to date pursuant to the original EXHIBIT C.

         (b) Further, in accordance with this REVISED EXHIBIT C:

                      (1) On the twenty-first day of each calendar quarter
             commencing April 21, 2003, the Executive shall be entitled to receive in a single lump sum payment the amount of $216,500, less all applicable withholding taxes as determined by the Company (each, an "Installment Payment"). The Executive shall be entitled to continue to receive the Installment Payments on a quarterly basis until the total gross sum of $3,247,500, (the "Full Amount") has been paid to the Executive. Each then current Installment Payment, and only the then current Installment Payment shall be secured by an irrevocable direct pay letter of credit issued to the Executive by a financial institution mutually acceptable to the Company and the Executive in form and substance acceptable to Executive and in an amount equal to the Installment Payment. On the twenty-first day of each calendar quarter, Executive shall be authorized to draw under such letter of credit the Installment Payment then due. Furthermore, on or before the twenty-first day of each calendar quarter, the Company shall cause a new letter of credit to be issued to the Executive in respect of the Installment Payment due on the twenty-first day of the next calendar quarter. The Company shall continue to replace each drawn letter of credit with a new letter of credit until the Full Amount has been paid.

                      (2) Notwithstanding paragraph (b)(1) above, upon the first to occur of termination of the Executive by the Company without Cause, termination by the Executive for Good Reason, or termination because of Executive's death or disability, all as defined in this Agreement, the amount in paragraph (a)(2), if unpaid, and the balance of the unpaid Full Amount in paragraph (b)(1) shall immediately be due and payable to the Executive in a single lump sum payment, and Executive may immediately draw upon the letter credit the Installment Payment then due.

                      (3) Notwithstanding paragraphs (a)(2) and (b)(1) above, in the event that Executive separates from employment with the Company prior to the fifth anniversary of the Effective Date of this Agreement by reason of termination by the Company with Cause or by the Executive without Good Reason, the Executive shall promptly repay to the Company in a single lump sum payment the gross amount of the payments made to the Executive by the Company pursuant to this REVISED EXHIBIT C. In addition, in order to secure his contingent repayment obligation as described herein, the Executive agrees to provide to the Company such collateral as the Company shall reasonably determine.

         IN WITNESS WHEREOF, the parties hereto hereby enter into this Amendment as of the date first above written.


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                                                 FOSTER WHEELER LTD.

                                                 By:/s/Joseph J. Melone
                                                 ----------------------
                                                 Name:  Joseph J. Melone
                                                 Title: Deputy Chairman

                                                 /s/ Raymond J. Milchovich
                                                 -------------------------
                                                 Raymond J. Milchovich